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                                THE RESERVE FUND:
        PRIMARY II FUND, U.S. GOVERNMENT II FUND, U.S. TREASURY II FUND

                            RESERVE TAX-EXEMPT TRUST:
                          INTERSTATE TAX-EXEMPT II FUND


                    Supplement Dated, June 10, 2004, to the
            Statement of Additional Information Dated June 25, 2003


The first paragraph on page 23 in the section "How to Buy and Sell Shares - How to Purchase" in the Statement of Additional Information is amended as follows:

The sentences "However, NAV is not calculated, and purchase orders are not accepted, on days the NYSE is closed except Good Friday. In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day or Veterans Day." are deleted and replaced by the following:

     Generally, the NAV is not calculated and purchase orders are not accepted on Columbus Day, Veterans Day and days the NYSE is closed, except Good Friday. However, the NAV may be calculated and purchase orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.